UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JANUARY 7, 2002



                             STC BROADCASTING, INC.
               (Exact name of Registrant as specified in charter)



          DELAWARE                      333-29555                75-2676358
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)


                              720 2ND AVENUE SOUTH
                          ST. PETERSBURG, FLORIDA 33701
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (727) 821-7900

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)       Financial Statements of Business Acquired.

                     None.

           (b)       Pro Forma Financial Information.

                     None.

           (c)       Exhibits.


           Exhibit Number                      Description
           --------------                      -----------

                99.1      -      Press Release, dated as of January 7, 2002.*



           --------------
           *     Filed herewith.



ITEM 9.    REGULATION FD DISCLOSURE.

           On January 7, 2002, STC Broadcasting Inc. (the "Company") issued a press release announcing, among other things, that the Company has entered into a management services agreement with LIN Television Corp. ("LIN") under which LIN will assume the management of certain of the Company's television stations. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STC BROADCASTING INC.

Date:  January 7, 2002                      By: /s/ David A. Fitz
                                                -------------------------------
                                                David A. Fitz
                                                Executive Vice President and
                                                Chief Financial Officer













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
                                 EXHIBIT INDEX

           Exhibit Number                      Description
           --------------                      -----------

                99.1      -      Press Release, dated as of January 7, 2002.*



           --------------
           *     Filed herewith.











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